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                                 EXHIBIT (h)(12)


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                                                   Dated:    __________, 1999

                           FORM OF AMENDED SCHEDULE A
                                     TO THE
                            TRANSFER AGENCY AGREEMENT
                          BETWEEN AMSOUTH MUTUAL FUNDS
                       AND BISYS FUND SERVICES OHIO, INC.
                             DATED JANUARY 16, 1989

Name of Fund
-------------

AmSouth Prime Obligations Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth U.S. Treasury Fund
  Class A Shares
  Institutional Shares
AmSouth Tax Exempt Fund
  Class A Shares
  Institutional Shares
AmSouth Equity Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Regional Equity Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Balanced Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Bond Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Limited Maturity Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Municipal Bond Fund
  Class A Shares
  Institutional Shares
  Class B Shares



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Name of Fund
------------
AmSouth Government Income Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Florida Tax-Free Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Capital Growth Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Small Cap Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Equity Income Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Select Equity Fund
  Class A Shares
  Institutional Shares
  Class B Shares
 AmSouth Enhanced Market Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Institutional Prime Obligations Fund
  Class I Shares
  Class II Shares
  Class III Shares
AmSouth Institutional U.S. Treasury Fund
  Class I Shares
  Class II Shares
  Class III Shares
AmSouth International Equity Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Mid-Cap Equity Fund
  Class A Shares
  Institutional Shares
  Class B Shares

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Name of Fund
------------


AmSouth Growth Opportunities Fund

  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Large-Cap Equity Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Limited Term U.S. Government Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Tennessee Tax-Exempt Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Limited Term Tennessee Tax-Exempt Fund
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth U.S. Treasury Money Market Fund
  Class A Shares
  Institutional Shares
AmSouth Aggressive Growth Portfolio
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Growth Portfolio
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Growth & Income Portfolio
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Moderate Growth & Income Portfolio
  Class A Shares
  Institutional Shares
  Class B Shares
AmSouth Current Income Portfolio
  Class A Shares
  Institutional Shares
  Class B Shares


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                                               AMSOUTH MUTUAL FUNDS

                                               By:_________________________

                                               Name: ______________________

                                               Title: _____________________


                                               BISYS FUND SERVICES OHIO, INC.

                                               By:_________________________

                                               Name: ______________________

                                               Title:  ____________________